UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                     1-13245                75-2702753
----------------------------         -----------         -------------------
(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 7.01.  Regulation FD Disclosure.............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.......................................      3

Signature........................................................      4

Exhibit Index....................................................      5

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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On July 18, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that repairs have been completed at its Fain Gas Plant (the "Plant") and normal operations have resumed. The Company is currently producing approximately 17,000 barrels oil equivalent per day from the West Panhandle field, comparable to the production level prior to May 15, 2006 when the Plant was shut in due to a mechanical failure that resulted in a fire. The Company is insured on the physical damage to the Plant and maintains business interruption insurance which will cover the financial impact of its production losses after the first 30 days of the Plant being shut in.

Item 9.01.   Financial Statements and Exhibits

     (c)   Exhibits

           99.1   News Release dated July 18, 2005.

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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:  July 18, 2005            By:    /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer

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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------


   99.1(a)              News Release dated July 18, 2005.



-------------
(a) filed herewith

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